UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 23, 2017, CDW LLC (“CDW”) and CDW Finance Corporation (“CDW Finance,” and together with CDW, the “Co-Issuers”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Co-Issuers, CDW Corporation (the “Company”), certain other guarantors named therein (the “Guarantors”) and J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”) in connection with the offer and sale of $600,000,000 aggregate principal amount of 5.0% senior notes due 2025 (the “Notes”). The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Co-Issuers, the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities. The sale of the Notes is expected to be completed on March 2, 2017, subject to customary closing conditions.

The offering was made pursuant to (i) an effective Registration Statement on Form S-3ASR (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2014 (File No. 333-199425), including a related base prospectus dated October 16, 2014, and (ii) a related prospectus supplement dated February 23, 2017 and filed with the SEC on February 27, 2017 pursuant to Rule 424(b)(5) under the Securities Act of 1933.

The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Underwriting Agreement. The Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference and is to be incorporated in its entirety into the Registration Statement.

Item 8.01.	Other Events.

In connection with the execution of the Underwriting Agreement, on February 23, 2017, the Company issued a press release announcing that the Co-Issuers priced the Notes in a registered offering. A copy of the press release announcing the pricing of the registered offering of the Notes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 23, 2017, by and among the Co-Issuers, the Company, the Guarantors and the Underwriters.

99.1	Press release announcing pricing of the registered offering of the Notes, dated February 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	March 1, 2017	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 23, 2017, by and among the Co-Issuers, the Company, the Guarantors and the Underwriters.

99.1	Press release announcing pricing of the registered offering of the Notes, dated February 23, 2017.